UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2013

NRG YIELD, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36002 (Commission File Number)	46-1777204 (IRS Employer Identification No.)

211 Carnegie Center, Princeton, New Jersey 08590

(Address of principal executive offices, including zip code)

(609) 524-4500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

In connection with the initial public offering by NRG Yield, Inc. (the “Company”) of its Class A common stock covered by the Registration Statement on Form S-1 (File No. 333-189148) (the “Registration Statement”), the Company, as the managing member, entered into that certain Second Amended and Restated Limited Liability Company Agreement of NRG Yield LLC (“Yield LLC”), dated as of July 22, 2013 (the “Yield LLC Agreement”) with NRG Energy, Inc. (“NRG”), as the other member of Yield LLC.

In addition, the Company entered into the following agreements in connection with the consummation of the Company’s initial public offering of its Class A common stock: (i) the Registration Rights Agreement, dated as of July 22, 2013 (the “Registration Rights Agreement”), by and between the Company and NRG; (ii) the Exchange Agreement, dated as of July 22, 2013 (the “Exchange Agreement”), by and among the Company, Yield LLC and NRG; (iii) the Right of First Offer Agreement, dated as of July 22, 2013 (the “ROFO Agreement”), by and between the Company and NRG; (iv) the Management Services Agreement, dated as of July 22, 2013 (the “MSA”), by and between the Company, NRG, Yield LLC and NRG Yield Operating LLC, a wholly-owned subsidiary of Yield LLC (“Yield Operating”); and (v) the Trademark License Agreement, dated as of July 22, 2013 (the “License Agreement”) by and between the Company and NRG.    The Yield LLC Agreement, the Registration Rights Agreement, the Exchange Agreement, the ROFO Agreement, the MSA and the License Agreement are filed herewith as Exhibits 4.1, 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated by reference herein.  The terms of these agreements are substantially the same as the terms set forth in the forms of such agreements filed as exhibits to the Registration Statement and as described therein.

On July 22, 2013, Yield Operating entered into a Credit Agreement with Bank of America, N.A., as administrative agent, and the other agents and lenders party thereto comprised of a five year revolving credit facility (the “Credit Agreement”).  The Credit Agreement provides that Yield Operating can borrow, on a revolving basis, up to an aggregate of $60.0 million (which includes a letter of credit sub-facility) at a rate per annum equal to LIBOR or Base Rate (each as defined in the Credit Agreement) plus 2.00% or 3.00% respectively.  The Credit Agreement matures on July 22, 2018.  Borrowings under the Credit Agreement are guaranteed by Yield LLC and secured by substantially all of the assets of Yield Operating and Yield LLC, subject to certain customary exceptions (including as it relates to excluded project companies).   The Credit Agreement contains covenants that, without prior consent of the lenders, limit certain of Yield Operating’s activities, including those relating to: mergers; consolidations; the ability to secure additional indebtedness; sales, transfers and other  dispositions of property and assets; providing new guarantees; investing in joint ventures; and granting additional security interests. The Credit Agreement also contains customary events of default and related cure provisions. Additionally, Yield Operating is required to comply with certain financial covenants on a quarterly basis and its ability to pay cash dividends is subject to certain restrictions.  The foregoing summary of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01 of this Current Report on Form 8-K relating to the Credit Agreement are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the initial public offering, on July 16, 2013, the NRG Yield, Inc. 2013 Equity Incentive Plan (the “2013 Equity Incentive Plan”) became effective, following approval by the Company’s board of directors and sole stockholder.

The 2013 Equity Incentive Plan is filed herewith as Exhibit 10.7 and is incorporated herein by reference. The terms of the 2013 Equity Incentive Plan are substantially the same as the terms set forth in the form thereof filed as an exhibit to the Registration Statement and as described therein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 22, 2013, the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) and the Company’s Second Amended and Restated Bylaws (the “Bylaws”) became effective. A description of the Company’s capital stock, giving effect to the adoption of the Charter and the Bylaws, is described in the Registration Statement. The Charter and the Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01 Other Events.

On July 22, 2013, the Company completed its initial public offering by issuing 22,511,250 shares of its Class A common stock at a price to the public of $22.00 per share. The proceeds to the Company from this offering, net of underwriting discounts and commissions, were approximately $468.0 million, of which the Company used approximately $72.8 million to purchase 3,500,000 newly issued Yield LLC Class A units from Yield LLC and approximately $395.2 million to acquire 19,011,250 Yield LLC Class A units (which were reclassified from Yield LLC Class B units in connection with such acquisition) from NRG.  The rights and privileges of the Class A units and Class B units of Yield LLC are set forth in the Yield LLC Agreement.  Yield LLC intends to use the related net proceeds for general corporate purposes.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRG Yield, Inc.

	By:	/s/ David R. Hill
David R. Hill
Executive Vice President and General Counsel
July 26, 2013

EXHIBIT INDEX

Exhibit No.	Document

3.1	Amended and Restated Charter of NRG Yield, Inc., dated as of July 22, 2013.

3.2	Second Amended and Restated Bylaws of NRG Yield, Inc., dated as of July 22, 2013.

4.1	Second Amended and Restated Limited Liability Company Agreement of NRG Yield LLC, dated as of July 22, 2013.

10.1	Registration Rights Agreement, dated as of July 22, 2013, by and between NRG Energy, Inc. and NRG Yield, Inc.

10.2	Exchange Agreement, dated as of July 22, 2013, by and among NRG Energy, Inc., NRG Yield, Inc. and NRG Yield LLC.

10.3	Right of First Offer Agreement, dated as of July 22, 2013, by and between NRG Energy, Inc. and NRG Yield, Inc.

10.4	Management Services Agreement, dated as of July 22, 2013, by and between NRG Energy, Inc., NRG Yield, Inc., NRG Yield LLC and NRG Yield Operating LLC

10.5	Trademark License Agreement, dated as of July 22, 2013, by and between NRG Energy, Inc. and NRG Yield, Inc.

10.6

Credit Agreement, dated as of July 22, 2013, by and among NRG Yield Operating LLC, NRG Yield LLC, Bank of America, N.A., as Administrative Agent and L/C Issuer, the lenders party thereto, Merrill Lynch, Pierce, Fenner & Smith Incorporated , Goldman Sachs Bank USA and Citigroup Global Markets Inc., as Joint Lead Arrangers and Joint Book Runners, and Goldman Sachs Bank USA and Citibank, N.A., as Co-Syndication Agents.

10.7	NRG Yield, Inc. 2013 Equity Incentive Plan